Confidential © Pharsight Corporation Pharsight Corporation Investor Presentation June 2006 Shawn O’Connor President, Chairman and CEO Will Frederick CFO Exhibit 99.1

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Forward-Looking Statements
This presentation includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net
cash flow, gross margin and net income for the fiscal year ending March 31, 2007.    These forward-
looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.
Further information on potential factors that could affect actual results is included in
Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on
February 13, 2006. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Overview
• Profile
– Founded in 1995 with IPO in August 2000
– Offices in Mountain View, CA (HQ) and Cary, NC (R&D)
– Global headcount approximately 90
– Stock traded OTCBB: PHST
• Key Industry Considerations
– Large Pharmaceutical and Bio-tech marketplace
– Drug development process re-engineering
– FDA focus on modeling and simulation for Critical Path Initiative
• Key Company Considerations
– Leverageable software and professional service business models
– Software install base of world’s largest 50 Pharmaceutical companies
– Industry leadership in modeling and simulation skills and
experience

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Pharsight Enables Strategic Decision
Making in Clinical Drug Development
• Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation
– Decisions are faster, more reliable and more robust
• Strategic consulting based on quantitative, predictive
models improves the quality, visibility, and therefore the value of critical drug development decisions
– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit
– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Management Team
Shawn O’Connor President, Chief Executive Officer and Chairman
QRS, Diasonics Ultrasound, Peat Marwick
Will Frederick Chief Financial Officer
Versata, Clarent, ACT Networks, Disney
James Hayden SVP Global Sales
Accelrys, Bio-Rad Laboratories, Raytheon
Mark Hovde SVP Marketing
Hovde Associates, Fast Track Systems, DataEdge
Daniel Weiner, PhD SVP Software Products
IVAX, Merrell Dow, Syntex, Quintiles
William Gillespie, PhD VP & Lead Scientist, Consulting Services
GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy
Greg Lee, PhD VP Research & Development
Sunrise Test Systems, Weitek, Schlumberger
Rene Bruno, PhD Managing Director, Consulting Services, Europe
Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Market Opportunity:
Drug Development Cost and Timeline
1
2002 Estimated Global Pharma and Biotech R&D Spending by Category:  BioPharm International, March 2003
2
PhRMA 2003 Industry Profile, March 2003
3
Bain & Co, December 2003
Research
$25 Billion
1
Significant Productivity
Increase and Investment
Clinical Development
$48 Billion
1
Productivity Continues
To Decline
•
High throughput screening
•
Combinatorial chemistry
•
Genomics
•
Rational drug design
•
Long, risky and complex
process
•
Of 5,000 screened compounds:
250 enter preclinical testing, 5
enter clinical testing and
1 is approved by FDA
2
•
Avg. cost to develop new drug
$802M
2
– $1.7B
3
•
Only 3 out of 10 drugs produce
revenues that match or exceed
R&D costs
2

Copyright © 2006 Pharsight Corporation.   All rights reserved.
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2003 2004 2005 2006 2007 2008
Branded Pharma Generics Biotech
Market Opportunity:
Development Expenditure Estimates
2003 – 2008 CAGR
Branded Pharma             8.6%
Generics  22.6%
Biotech                      2.7%
Total Pharma                11.0%
Development Expenditure by Segment & Product Development Phase: Jefferies & Company - Jefferies Pharmaceutical Services
Quarterly Preview – January 19, 2005

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Market Opportunity:
Understanding PK/PD Data
•
Regulation and new methods for developing drugs are increasing the importance of understanding and elucidating PK/PD
relationships
– Pharsight’s software and services are used for analysis, modeling and simulation, data management, decision support, and consultancy in the PK/PD domain
PK/PD Data
Pre-Clinical Early Development Full Development Post Marketing
Analysis (WinNonlin
®
)
Modeling and Simulation (TS2™)
Data Management (PKS™)
Decision Support (DMX
®
)
Consultancy
$8-10M
$15-30M
$200-240M
$30-70M
$50-70M
$303-420M
Addressable
Market

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”
Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials.  “We were able to switch to another project with a greater chance of success.”
Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation &
Approval
Forbes ASAP, 10/7/02
Faster failure
Higher productivity
sanofi-aventis

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)
“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”
Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and
Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the
International Journal of Pharmaceutical Medicine 18 (1): 13-17
Higher productivity
Faster cycle times
Pfizer

Confidential © Pharsight Corporation Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Desktop Software Products
– WinNonlin
®
(“WNL™”)
• Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and
Non Compartmental Analysis
– WinNonMix
®
(“WNM™”)
• Population Pharmacokinetic Modeling & Simulation
– Trial Simulator™ (“TS2™”)
• Computer Assisted Clinical Trial Design & Simulation
•
Pharsight
®
Knowledgebase Server™ (“PKS™”)
– Enterprise Data Management Systems for Secure Storage and Management of PK/PD
Data
•
Drug Model Explorer™ (“DMX
®
”)
– Software-Based Communication Technology,
Designed to Facilitate Quantitative
Decision-Making in Drug Development
Overview of Key Software Offerings

Pharsight

10000
1000
100
10
0
50
100
150
200
250
Time (min)
Observed

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonlin
®
(“WNL™”)
Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”)
Modeling and Non Compartmental Analysis
•
Key Benefits
– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
– Increases productivity in modeling, analysis and reporting activities
•
Potential Growth Drivers
– Maintain market share under current subscription model via renewals
– Provide upgrade path to support incremental new revenue opportunity
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $5,000 per seat
•
Strong recurring revenue with >90% renewal

Pharsight

phenobarbital dataset
Observed conc
Predicted conc
Unity
Observed vs Predicted

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonMix
®
(“WNM™”)
Nonlinear Mixed Effects (Population) Analysis Software Application
•
Key Benefits
– Extensive built-in library of PK, PD and PK-PD models
– NONMEM data import wizard
– Built-in report-ready graphics capability
– Estimation algorithms for sparse and for rich data sets
– Maximum likelihood or restricted maximum likelihood
•
Potential Growth Drivers
– Increase interoperability with other Pharsight tools
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $7,500 per seat
•
Strong recurring revenue with >95% renewal

Copyright © 2006 Pharsight Corporation.   All rights reserved.
State-of-the-Art Clinical Trial Design & Simulation Software
•
Key Benefits
– Minimize risk of trial design
– Formalize assumptions
– Quantify uncertainty
– Reduce cost of clinical trials and drug development time-to-market
•
Potential Growth Drivers
– Increase potential interoperability with other Pharsight tools
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $20,000 per seat
•
Estimated Market Opportunity = $15-30 Million
Key Software Offerings
Trial Simulator™ 2.0 (“TS2™”)

Pharsight

WinNonlin
PKS Reporter
PKS Connectors
PKS Clients
Word
NONMEM
Excel
SAS
Pharsight
Knowledgebase Server

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Pharsight
®
Knowledgebase Server™ (“PKS™”)
Enterprise Data Management Systems for Secure Storage and Management
of PK/PD Data
•
Key Benefits
– Dramatically improves data management and data access
– Increases productivity in analysis and reporting tasks
– Supports compliance with FDA requirements for electronic records and signature,
CFR 21 part 11
•
Potential Growth Drivers
– Installed base of current large pharma clients – expand seat count within current clients
– Optimize adoption pattern of industry
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription and perpetual license model
– Software license plus services
– Direct sales force
•
ASP approx. $15,000 per seat
•
Estimated Market Opportunity = $200-240 Million

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Drug Model Explorer™ (“DMX
®
”)
Software-Based Communication Technology, Designed to Facilitate
Quantitative Decision-Making in Drug Development
•
Key Benefits
– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties
– Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space
•
Potential Growth Drivers
– Expand client base of early adopters
– Expand utility and footprint of application
– Increase interoperability with other
Pharsight tools
– Bundling with strategic consulting services
•
Sales Model
– Subscription and perpetual license model
•
ASP approx. $12,000 per seat
•
Estimated Market Opportunity = $30-70 Million

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 800 active software customers
•
All Top 50 Pharma
2
license at least one of our software products
•
Our software applications are licensed for use on more than 4,000 desktops in industry, more than 900 desktops in academia
•
10 of the Top 50 Pharma
2
are PKS
TM
customers
– 16 total PKS
TM
customers
– Over 650 seats
•
5 of the Top 50 Pharma
2
are DMX
TM
customers
1
As of March 31, 2006
2
Pharma Exec 50:  Pharmaceutical Executive, May 2006
Software Products
Market Acceptance
1

Confidential © Pharsight Corporation Strategic Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Formal, quantitative,
model-based decision-making
method
Increases drug development productivity
Decreases late stage attrition
Decreases time-to-market
Reduces financial investment
Improves clinical quality and commercial
performance of final product

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quantitative Modeling Supports Both Trial-
and Program-Level Decisions
Animal
PK Data
Human
PK Data
Treatment,
Exposure
Patient Endpoints
Trial
Outcomes
Market
Acceptance
Drug and Patient Models
Trial Models Market Models
•
Optimize treatment
regimens and
patient populations
for the market and
for a trial
•
Compare probable
safety and efficacy
of new drug to
competitors
•
Match trial design to
the purpose of the
trial
•
Optimize  design via
clinical trial
simulations
•
Choose the decision
path with greatest
economic return
– Treatment regimen(s)
– Trial design
– Development
program

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Potential Growth Drivers
• Industry Factors
– Increased acceptance of modeling and simulation to achieve efficient drug development decision making
– FDA Critical Path Initiative advocates increased use of
modeling and simulation to overcome poor development
productivity
• Internal Factors
– Focused effort and investment to diversify client base showing momentum
– Expanding scope and increasing efficiency of consulting
engagements
– Broad therapeutic area expertise
– Advanced modeling and simulation skills, knowledge and
experience

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 35 active consulting clients during Fiscal Year 2006
– 22 of the Top 50 Pharma
2
are active consulting clients
– 24 new consulting clients
•
Over 100 projects engaged during Fiscal Year 2006
•
Diverse Customer Workplans
– Hourly engagements to annual engagements
– Several thousand dollars to multi-million dollars
– Time-and-material based or milestone based
Strategic Consulting Services
Market Acceptance
1
1 As of March 31, 2006
2 Pharma Exec 50:  Pharmaceutical Executive, May 2006

Confidential © Pharsight Corporation Financial Overview

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Accomplishments and Guidance
FY06 Accomplishments
• Revenue growth
• Y/Y revenue growth of 1%
• 3
rd
consecutive year of revenue growth
• Gross Margin
• 66% of revenue
• Profitability
• Net income of $530,000
• 2
nd
consecutive year of profitability
• Achieved positive annual net cash
flow
FY07 Guidance
• Continued revenue growth
• Y/Y revenue growth of approx. 10% to
15%
• 40% - 45% of revenue expected in 1H
of year
• Gross Margin
• Approx. 65% to 70% of revenue
• Continued profitability
• Net income of approx. 5% - 10% of
revenue
• Continued positive annual net
cash flow

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Income Statements
(in thousands)
Consol. SPBU SCS Consol. SPBU SCS
Revenues
22,742    13,449    9,293     22,593    12,078    10,515
Y/Y growth
1% 11% -12% 27% 25% 31%
Cost of revenues
7,699     1,790     5,909     7,761     1,976     5,785
Gross profit
15,043    11,659    3,384     14,832    10,102    4,730
Gross margin
66% 87% 36% 66% 84% 45%
Operating expenses
14,461    9,885     4,557     11,841    7,890     3,836
Operating income
582        1,774     (1,173)    2,991     2,212     894
Net income
530        2,733
FY06 FY05

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Revenue by Business Unit
(in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
FY03 FY04 FY05 FY06
Software Products Strategic Consulting

Copyright © 2006 Pharsight Corporation.   All rights reserved.
LTM Qtrly. Revenue by Business Unit
(in thousands)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06
Software Products Strategic Consulting

29 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Gross Profit (in thousands) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Operating Income
(in thousands)
-$20,000
-$17,500
-$15,000
-$12,500
-$10,000
-$7,500
-$5,000
-$2,500
$0
$2,500
$5,000
FY02 FY03 FY04 FY05 FY06

31 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Operating Cash Flow (in thousands) -$8,000 -$6,000 -$4,000 -$2,000 $0 $2,000 $4,000 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Balance Sheets
(in thousands)
March 31,
2006
March 31,
2005
Cash & Cash Equivalents 10,832 $         10,579 $
Accounts Receivable, Net 4,585              4,809
Total Current Assets 15,715            15,982
Total Assets 17,786 $         16,822 $
LIABILITIES & STOCKHOLDERS' DEFICIT
A/P & Accrued Expenses 3,981 $           3,497 $
Deferred Revenue 7,605              7,178
Notes Payable 1,519              1,975
Total Current Liabilities 13,105            12,650
Deferred Revenue - Long Term 54                  126
Notes Payable - Long Term 392                 410
Redeemable Conv Pref Stock 6,641              6,266
Stockholders Deficit (2,659)             (2,630)
Total Liabilities & S/H Deficit 17,786 $         16,822 $
ASSETS

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Equity Overview
•
Common Shares Outstanding
1
19.6M
•
Preferred Shares Outstanding
1
1.9M
– 1.8 million Series A and 0.1 million Series B
– Conversion ratio to Common at 4:1
•
Common Equivalent Shares (as converted)
1
27.3M
•
PIPE Financing 6/02 and 9/02 = $7.5M
– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant
– Warrants exercisable for 1 common share @ $1.15
– Preferred dividend rights of 2% quarterly in cash or Series B shares
– Conversion:
• Upon consent of at least 75% of preferred holders, or
• Upon close of public offering of at least $3.006 per share and proceeds of $40M
– Redemption:
• Upon election of at least 75% of preferred holders, or at Pharsight’s option, after June
2007 (5
th
anniversary of initial issuance)
• Price of $4.008 per share
1 As of March 31, 2006

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary
• Current Pharma Market Trends Look Favorable…
• Increasing Mindshare for Quantitative-Based Modeling &
Simulation…
• FDA's call for more modeling and simulation in the Critical Path
Initiative…
• Financially Stable & Healthy Business Model…
All Support Our Drive Towards Expanding Pharsight’s
Market Footprint to Achieve Sustainable Revenue
Growth and Profitability

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Proprietary Notice
All contents Copyright ©2006 Pharsight Corporation.  All rights reserved.
The copyright for this document is owned by Pharsight Corporation.
No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.
WinNonlin
®
, WNL
TM
, WinNonMix
®
, WNM
TM
, Trial Simulator
TM
, TS2
TM
,
Pharsight Knowledgebase Server
TM
, PKS
TM
, Drug Model Explorer
TM
, DMX
®
and Pharsight
®
are trademarks or registered trademarks of Pharsight
Corporation.
All other brand and product names are trademarks or registered trademarks of their respective holders.
Notices